UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2016

Date of reporting period :	June 1, 2015 — May 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS I SHARES)

PMOTX

Putnam Mortgage Opportunities Fund

Annual report
5|31|16

A world of investing.®

Putnam INVESTMENTS

Putnam Mortgage
Opportunities
Fund

Annual report
5 | 31 | 16

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	7

Your fund’s expenses	8

Terms and definitions	10

Other information for shareholders	11

Important notice regarding Putnam’s privacy policy	11

Financial statements	12

Federal tax information	36

About the Trustees	37

Officers	38

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial and housing markets, and factors related to a specific issuer, industry, geography (such as a region of the United States) or sector (such as the housing or real estate markets). These factors may also lead to periods of high volatility and reduced liquidity in the relevant markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Mortgage-backed securities and asset-backed securities are subject to prepayment risk and the risk that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s concentration in an industry group composed of privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the midpoint of the 2016 calendar year, the U.S. stock and bond markets have had their share of ups and downs, even as the economy has pulled through some areas of weakness and concerns over slowing growth abroad.

Looking across the broader economic landscape, conditions in the United States appear to be better than elsewhere. Despite a multiyear U.S. bull market and economic recovery, we believe the risk of an imminent recession is low. Consumer spending and housing data remain strong, and while oil prices have rebounded, gas at the pump is substantially less expensive than it was a year ago. Overseas, by contrast, from Europe to Japan and China, we believe multiple headwinds remain.

In every market environment, Putnam’s portfolio managers are employing active, risk-conscious investment strategies backed by support from teams of equity and fixed-income research analysts. In the following pages, you will find an overview of your fund’s performance for the reporting period ended May 31, 2016, as well as an outlook for the financial markets in the coming months.

As always, we believe it is important to regularly consult with your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Class I shares have no initial sales charge or CDSC. Performance of class I shares assumes reinvestment of distributions and does not account for taxes. See pages 3 and 7–8 for additional performance information.

For the periods, the fund had expense limitations, without which returns would have been lower.

2	Mortgage Opportunities Fund

Interview with
your fund’s
portfolio manager

How would you summarize the fund’s investment philosophy and process?

In our view, securitized mortgage sectors offer fundamentally different risk-adjusted return opportunities, and this is where the fund focuses. Specifically, we are seeking attractive investment opportunities primarily in government-agency collateralized mortgage obligations [CMOs], commercial mortgage-backed securities [CMBS], and non-agency residential mortgage-backed securities [non-agency RMBS]. Additionally, we expect to use various types of derivatives, as well as agency pass-throughs, to hedge interest-rate risk, as well as undesired risks within our CMO holdings. We will also use derivatives for non-hedging purposes, such as gaining or adjusting our exposure to mortgage-backed investments.

Regarding interest-rate risk, we expect to keep the portfolio’s duration, a key measure of interest-rate sensitivity, near zero, meaning we will seek to minimize interest-rate risk while pursuing return opportunities in securitized bonds.

How did you adjust the fund’s positioning during the 12-month reporting period ended May 31, 2016?

At the beginning of the period, roughly 35% of the portfolio was committed to prepayment strategies, primarily using interest-only [IO] CMOs. About 35% of the fund’s portfolio was allocated to CMBS, and approximately 25% was allocated to non-agency RMBS. As a result of the credit market selloff that occurred in January and mid-February, CMBS valuations became quite attractive, prompting us to reevaluate how we should allocate the fund’s risk. Consequently, we increased our CMBS allocation to about 40% of the portfolio, making CMBS the primary source of risk in the fund.

Interest rates, as measured by the benchmark 10-year U.S. Treasury, declined sharply from the beginning of January through February 11, and remained low for the balance of the period. This trend led us to take a more cautious approach to IO CMOs, given the potential for increased refinancing of the mortgages underlying those securities. As a result, we cut the fund’s IO CMO allocation to 22%.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/16. See pages 2 and 7–8 for additional fund performance information. Index descriptions can be found on page 10. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Mortgage Opportunities Fund	3

Within RMBS — which accounted for 32% of assets as of period-end — we added positions in a new type of structured product called agency credit risk-transfer securities [CRTs]. Launched in late 2013, CRTs are backed by a reference pool of agency mortgages. Unlike regular agency pass-throughs, the principal invested in CRTs is not backed by Fannie Mae or Freddie Mac. To compensate investors for this risk, CRTs offer higher yields than conventional pass-through securities. Similar to CMBS, CRTs are structured into various tranches offering different levels of risk and yield based on the underlying reference pool.

Lastly, we had an allocation to agency pass-throughs that we used to hedge undesired risks within our CMO holdings.

Turning to performance, the fund posted a negative return and lagged its benchmark during the 12-month reporting period ended May 31, 2016. What factors hampered its performance?

Substantial exposure to mezzanine CMBS worked against the fund’s results. Credit spreads widened considerably during the third quarter of 2015, due to risk-off sentiment and fears of liquidity constraints within the market. This spread widening hampered all bonds with credit risk, including CMBS.

As noted earlier, CMBS were then negatively affected by the risk-off sentiment that spread through the marketplace in January and early February. A challenging supply-and-demand backdrop also weighed on CMBS, as increased regulations led many broker-dealers to continue reducing their inventory of these securities. The asset class rebounded in the March-through-May period as investor risk appetite improved, but not enough to completely offset earlier weakness. Additionally, CMBX, an index that provides access to baskets of CMBS from various years, sold off materially in January and February. Our exposure to this index via total return swaps also dampened the fund’s performance.

On the positive side, which holdings aided the fund’s results?

Our IO CMO holdings produced modestly negative returns amid the broad risk-off sentiment and falling interest rates that marked the early months of 2016. However, weakness there was more than offset by a strategy that benefited from the increasing yield differential between mortgage rates and U.S. Treasury yields. As a result, our prepayment strategies moderately contributed on a net basis.

On balance, non-agency RMBS had a neutral impact on performance. RMBS did not decline as much as CMBS in January and February, and rallied strongly in April. CRTs did particularly well in April, bolstered by growing investor interest in the asset class. Furthermore, greater clarity regarding settlement payouts from lawsuits involving mortgage lenders aided demand for older “legacy” RMBS.

How else did you use derivatives during the period?

We also employed total return swaps as a hedging tool, as well as to help manage the portfolio’s sector allocations, and gain exposure to specific market sectors. Additionally, we used options to help manage the fund’s interest-rate sensitivity, to help isolate the prepayment risks associated with our CMO holdings, and to help offset overall downside risk.

Allocations are shown as a percentage of the fund’s net assets as of 5/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value (non-cash investments) of certain derivatives (the economic value for purposes of calculating periodic payment obligations), including to-be-announced (TBA) commitments, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

4	Mortgage Opportunities Fund

What is your outlook for the months ahead?

We continue to have a constructive outlook for securitized mortgage sectors. We think the yield spreads available in these sectors offer attractive risk/return opportunities, particularly in CMBS.

Within RMBS, our plan as of period-end is to continue increasing the fund’s allocation to CRTs. We also like legacy RMBS, given solid investor demand and shrinking supply. Moreover, the collateral backing many of these bonds has improved in step with a strengthening housing market.

We also continued to find value in IO CMOs. In terms of security selection, the fund was positioned in pools that we believe will be less sensitive to refinancing, such as those backed by mortgages with low interest rates, high loan-to-value mortgages, and more-seasoned loans. By period-end, we were also encouraged that, despite lower interest rates, mortgage prepayment speeds were below market expectations, as mortgage refinancing continued to be hampered by stringent bank lending standards.

Mike, thanks for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is a Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Mike, your fund’s portfolio managers are Brett S. Kozlowski, CFA, and Jatin Misra, Ph.D., CFA.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Mortgage Opportunities Fund	5

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

6	Mortgage Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Institutional Investors section at putnam.com or call Putnam at 1-800-487-0224. See the Terms and Definitions section in this report for the definition of the share class offered by your fund.

Fund performance Total return for periods ended 5/31/16

Class I
(inception date)	(4/7/15)

Net
asset value

Life of fund	–2.21%
Annual average	–1.92

1 year	–2.60

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Class I shares have no initial sales charge or CDSC. For the most recent month-end performance, please visit putnam.com.

For the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 5/31/16

	BofA Merrill Lynch	Lipper U.S. Mortgage Funds
	U.S. Treasury Bill Index	category average*

Life of fund	0.20%	1.72%
Annual average	0.17	1.50

1 year	0.19	1.85

Index and Lipper results should be compared with fund performance at net asset value.

* Over the 1-year and life-of-fund periods ended 5/31/16, there were 114 and 112 funds, respectively, in this Lipper category.

Past performance does not indicate future results. Class I shares have no initial sales charge or CDSC.

Mortgage Opportunities Fund	7

Fund price and distribution information For the 12-month period ended 5/31/16

Distributions	Class I

Number	1

Income	$0.325

Capital gains	—

Total	$0.325

Net
Share value	asset value

5/31/15	$10.04

5/31/16	9.46

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/16

Class I
(inception date)	(4/7/15)

Net
asset value

Life of fund	–2.52%
Annual average	–2.05

1 year	–3.20

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class I

Estimated net expenses for the fiscal year ended 5/31/15*†	0.60%

Estimated total annual operating expenses for the fiscal year ended 5/31/15†	2.37%

Annualized expense ratio for the six-month period ended 5/31/16#	0.60%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/16.

† Other expenses are based on estimated amounts for the current fiscal year.

# Expense ratios are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

8	Mortgage Opportunities Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 12/1/15 to 5/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class I

Expenses paid per $1,000*†	$2.97

Ending value (after expenses)	$980.80

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/16, use the following calculation method. To find the value of your investment on 12/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class I

Expenses paid per $1,000*†	$3.03

Ending value (after expenses)	$1,022.00

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Mortgage Opportunities Fund	9

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of the fund’s shares by the number of outstanding fund shares.

Share class

Class I shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Fixed-income terms

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

10 Mortgage Opportunities Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Mortgage Opportunities Fund	11

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlights table also includes the current reporting period.

12 Mortgage Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Mortgage Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Mortgage Opportunities Fund (the “fund”) at May 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2016 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 15, 2016

Mortgage Opportunities Fund 13

The fund’s portfolio 5/31/16

MORTGAGE-BACKED SECURITIES (84.1%)*	Principal amount	Value

Agency collateralized mortgage obligations (21.4%)
Federal Home Loan Mortgage Corporation
Ser. 4500, Class GI, IO, 4s, 2045	$152,777	$18,947
Ser. 4462, IO, 4s, 2045	230,475	38,568
Ser. 4425, IO, 4s, 2045	235,871	28,628
Ser. 4462, Class KI, IO, 4s, 2045	253,185	40,125
Ser. 4452, Class QI, IO, 4s, 2044	131,545	19,685
Ser. 4355, Class DI, IO, 4s, 2044	159,311	14,450
Ser. 4121, Class MI, IO, 4s, 2042	219,851	40,947
Ser. 4015, Class GI, IO, 4s, 2027	568,973	70,801
Ser. 4501, Class BI, IO, 3 1/2s, 2043	142,485	14,382
Ser. 4206, Class IP, IO, 3s, 2041	241,706	25,234

Federal National Mortgage Association
IFB Ser. 11-4, Class CS, 12.008s, 2040	40,371	49,574
IFB Ser. 12-86, Class CS, IO, 5.654s, 2039 F	255,330	27,135
IFB Ser. 12-68, Class BS, IO, 5.554s, 2042	130,811	23,076
Ser. 14-95, Class TI, IO, 4s, 2039	496,254	49,328
Ser. 12-110, Class BI, IO, 3 1/2s, 2039	351,265	33,256
Ser. 12-90, Class EI, IO, 3 1/2s, 2039	320,724	29,667
Ser. 15-41, Class IA, IO, 3 1/2s, 2035	555,987	75,341
Ser. 78, Class KI, IO, 3 1/2s, 2027	148,500	16,406
Ser. 13-6, Class JI, IO, 3s, 2043	181,831	20,825
Ser. 12-100, Class WI, IO, 3s, 2027	292,477	28,885
FRB Ser. 03-W10, Class 1, IO, 0.755s, 2043	298,620	4,246

Government National Mortgage Association
Ser. 16-75, Class LI, IO, 6s, 2046	124,000	29,450
Ser. 14-182, Class KI, IO, 5s, 2044	98,991	17,136
Ser. 14-133, Class IP, IO, 5s, 2044	92,483	16,434
Ser. 10-35, Class UI, IO, 5s, 2040	68,716	12,620
Ser. 09-121, Class UI, IO, 5s, 2039	44,622	7,853
Ser. 15-79, Class GI, IO, 5s, 2039	433,278	74,527
Ser. 14-100, Class LI, IO, 4 1/2s, 2043	229,695	33,253
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	62,857	10,588
Ser. 15-186, Class AI, IO, 4s, 2045	233,323	33,095
Ser. 15-64, Class IG, IO, 4s, 2045	104,774	19,031
Ser. 15-53, Class MI, IO, 4s, 2045	380,785	82,295
Ser. 15-40, Class KI, IO, 4s, 2044	113,882	21,001
Ser. 12-138, Class AI, IO, 4s, 2042	304,429	57,575
Ser. 14-115, Class EI, IO, 4s, 2038	301,759	23,098
Ser. 15-64, Class PI, IO, 3 1/2s, 2045	160,312	14,040
Ser. 15-52, Class IK, IO, 3 1/2s, 2045	642,341	108,885
Ser. 15-20, Class PI, IO, 3 1/2s, 2045	107,594	15,366
Ser. 15-168, Class IG, IO, 3 1/2s, 2043	187,754	19,753
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	202,118	16,256
Ser. 13-14, IO, 3 1/2s, 2042	275,969	27,619
Ser. 15-138, Class AI, IO, 3 1/2s, 2039	97,194	10,576
Ser. 15-82, Class GI, IO, 3 1/2s, 2038	148,512	13,941
Ser. 15-H10, Class HI, IO, 2.24s, 2065 F	396,609	45,694
Ser. 16-H11, Class HI, IO, 2.079s, 2066	323,000	37,834
Ser. 16-H06, Class HI, IO, 2.066s, 2066	200,208	22,604
FRB Ser. 15-H16, Class XI, IO, 2.031s, 2065 F	114,620	14,707
Ser. 15-H24, Class HI, IO, 2.023s, 2065	380,759	36,020
Ser. 15-H20, Class CI, IO, 2.019s, 2065	191,266	24,329
Ser. 15-H25, Class CI, IO, 1.995s, 2065 F	163,055	19,878
Ser. 15-H26, Class DI, IO, 1.983s, 2065 F	162,586	19,594
Ser. 15-H25, Class BI, IO, 1.979s, 2065 F	269,628	32,601
Ser. 15-H15, Class JI, IO, 1.942s, 2065 F	191,814	23,614
Ser. 16-H02, Class HI, IO, 1.853s, 2066 F	468,415	49,844

14 Mortgage Opportunities Fund

MORTGAGE-BACKED SECURITIES (84.1%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H25, Class EI, IO, 1.845s, 2065 F	$222,575	$24,418
Ser. 15-H23, Class DI, IO, 1.845s, 2065	217,291	23,946
Ser. 15-H20, Class AI, IO, 1.838s, 2065 F	199,030	22,213
Ser. 15-H18, Class IA, IO, 1.826s, 2065 F	171,679	16,276
Ser. 15-H23, Class BI, IO, 1.724s, 2065 F	130,837	13,634
Ser. 15-H26, Class EI, IO, 1.718s, 2065 F	435,797	46,589
Ser. 14-H21, Class AI, IO, 1.687s, 2064	373,488	37,087
Ser. 15-H22, Class EI, IO, 1.621s, 2065 F	394,780	31,229
Ser. 15-H25, Class AI, IO, 1.613s, 2065 F	306,965	29,347
Ser. 15-H24, Class BI, IO, 1.613s, 2065	376,946	26,650
Ser. 15-H14, Class BI, IO, 1.591s, 2065	642,512	46,903
Ser. 16-H08, Class GI, IO, 1.428s, 2066	353,504	25,417
Ser. 11-H08, Class GI, IO, 1.257s, 2061 F	445,747	26,747
FRB Ser. 11-H07, Class FI, IO, 1.235s, 2061 F	901,710	45,529
Ser. 15-H26, Class CI, IO, 0.662s, 2065 F	635,056	17,460

2,094,062
Commercial mortgage-backed securities (30.0%)
Banc of America Commercial Mortgage Trust Ser. 06-4, Class AJ, 5.695s, 2046	45,000	44,729

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW17, Class AJ, 5.886s, 2050	35,000	34,650
FRB Ser. 07-PW16, Class AJ, 5.72s, 2040	80,000	77,200

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class F, 5 1/4s, 2047	100,000	88,320

Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class B, 5.909s, 2049 F	30,000	27,563

Citigroup Commercial Mortgage Trust 144A
FRB Ser. 13-GC17, Class D, 5.105s, 2046	200,000	185,301
FRB Ser. 14-GC19, Class D, 4.9s, 2047	30,000	25,078
FRB Ser. 14-GC21, Class D, 4.835s, 2047	123,000	97,478

COMM Mortgage Trust Ser. 06-C8, Class AJ, 5.377s, 2046	128,000	123,814

COMM Mortgage Trust 144A
FRB Ser. 14-UBS6, Class D, 3.966s, 2047	100,000	76,783
Ser. 14-CR18, Class E, 3.6s, 2047	100,000	62,905

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1, Class AJ, 5.353s, 2044	10,936	10,731

GS Mortgage Securities Trust Ser. 06-GG8, Class AJ, 5.622s, 2039	14,000	12,111

GS Mortgage Securities Trust 144A FRB Ser. 14-GC18, Class D, 4.948s, 2047	100,000	80,960

JPMBB Commercial Mortgage Securities Trust 144A Ser. 14-C25, Class E, 3.332s, 2047	100,000	58,404

JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 06-LDP7, Class B, 5.981s, 2045	74,000	36,778

JPMorgan Chase Commercial Mortgage Securities Trust 144A
Ser. 13-C13, Class E, 3.986s, 2046	100,000	77,310
Ser. 12-C6, Class G, 2.972s, 2045	100,000	74,240

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C3, Class C, 5.523s, 2039	100,000	97,875
FRB Ser. 06-C6, Class B, 5.472s, 2039	130,000	130,126
Ser. 06-C1, Class AJ, 5.276s, 2041	74,546	74,453

Merrill Lynch Mortgage Trust
Ser. 06-C2, Class AJ, 5.802s, 2043	36,000	35,730
FRB Ser. 05-CIP1, Class B, 5.49s, 2038	3,833	3,796

Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 14-C17, Class D, 4.698s, 2047	100,000	80,706
FRB Ser. 12-C6, Class G, 4 1/2s, 2045	100,000	75,400
Ser. 14-C15, Class F, 4s, 2047	125,000	84,932
Ser. 14-C17, Class E, 3 1/2s, 2047	100,000	60,406
Ser. 15-C24, Class D, 3.257s, 2048	19,000	12,361
Ser. 14-C19, Class D, 3 1/4s, 2047	100,000	72,193

Mortgage Opportunities Fund 15

MORTGAGE-BACKED SECURITIES (84.1%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class B, 5.538s, 2044	$100,000	$102,477
Ser. 06-HQ10, Class B, 5.448s, 2041	100,000	97,685
FRB Ser. 06-HQ8, Class D, 5.423s, 2044 F	100,000	74,996
Ser. 06-HQ10, Class AJ, 5.389s, 2041	32,000	31,805

Morgan Stanley Capital I Trust 144A FRB Ser. 08-T29, Class F, 6.275s, 2043	100,000	99,490

Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C23, Class F, 5.601s, 2045	100,000	99,752

Wells Fargo Commercial Mortgage Trust 144A Ser. 14-LC18, Class D, 3.957s, 2047	148,000	107,174

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 14-C19, Class E, 4.97s, 2047	19,000	13,615
FRB Ser. 13-UBS1, Class E, 4.629s, 2046	110,000	84,151
FRB Ser. 13-C15, Class D, 4.479s, 2046	129,000	113,166
Ser. 14-C19, Class D, 4.234s, 2047	125,000	100,352
Ser. 14-C20, Class D, 3.986s, 2047	110,000	82,672

2,929,668
Residential mortgage-backed securities (non-agency) (32.7%)
BCAP, LLC Trust 144A
FRB Ser. 15-RR5, Class 2A3, 1.446s, 2046	100,000	64,044
FRB Ser. 15-RR6, Class 3A2, 1.316s, 2046	100,000	79,950

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class B1, 6.746s, 2025 (Bermuda)	150,000	150,750

Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, 1.37s, 2046	123,242	89,466
FRB Ser. 06-OA7, Class 1A2, 1.35s, 2046	112,935	85,831
FRB Ser. 05-38, Class A3, 0.796s, 2035	72,697	59,615
FRB Ser. 05-59, Class 1A1, 0.768s, 2035	119,260	96,486
FRB Ser. 05-62, Class 1A1, 0.739s, 2035	107,750	84,045
FRB Ser. 06-OC2, Class 2A3, 0.736s, 2036 F	46,438	41,794
FRB Ser. 06-OA10, Class 4A1, 0.636s, 2046	120,019	84,014
FRB Ser. 06-OC10, Class 2A2A, 0.626s, 2036 F	60,590	58,469
FRB Ser. 06-OC8, Class 2A2A, 0.566s, 2036 F	86,488	83,893

Countrywide Home Loan Mortgage Pass-Through Trust FRB Ser. 06-OA5, Class 2A1, 0.646s, 2046	121,253	92,182

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, 13.196s, 2028	135,000	143,600
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, 12.696s, 2028	95,000	104,795
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, 12.196s, 2028	135,000	143,957
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, 12.196s, 2028	91,000	98,684
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, 6.446s, 2028	135,000	143,168
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, 6.346s, 2028	132,000	137,474
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, 6.146s, 2028	100,000	104,010
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, 5.996s, 2028	103,000	106,299
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2, 5.446s, 2025	133,000	135,664
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, 5.446s, 2025	100,000	101,920
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2, 4.996s, 2025	97,730	99,694
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, 4.746s, 2025	95,000	96,153
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, 4.446s, 2025	100,000	99,584
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, 4.446s, 2025	16,000	15,958

GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, 0.626s, 2036 F	191,780	96,849

IndyMac INDX Mortgage Loan Trust FRB Ser. 06-AR11, Class 2A1, 3.342s, 2036	109,817	88,697

MortgageIT Trust FRB Ser. 05-3, Class M4, 1.076s, 2035	89,935	77,241

Nomura Resecuritization Trust 144A FRB Ser. 15-1R, Class 6A9, 0.649s, 2047	150,000	85,365

Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1, Class 2A1, 0.626s, 2037	114,355	93,909

WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR10, Class 1A3, 2.502s, 2035 F	100,086	96,463

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 05-AR16, Class 6A4, 2.899s, 2035 F	58,400	55,736

		3,195,759

Total mortgage-backed securities (cost $8,651,561)		$8,219,489

16 Mortgage Opportunities Fund

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (43.4%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (43.4%)
Federal National Mortgage Association Pass-Through Certificates
5s, TBA, June 1, 2046	$1,000,000	$1,109,219
4 1/2s, TBA, June 1, 2046	1,000,000	1,088,984
3s, TBA, July 1, 2046	1,000,000	1,022,070
3s, TBA, June 1, 2046	1,000,000	1,024,219

		4,244,492

Total U.S. government and agency mortgage obligations (cost $4,236,368)		$4,244,492

ASSET-BACKED SECURITIES (1.3%)*	Principal amount	Value

Station Place Securitization Trust FRB Ser. 15-4, Class A, 1.402s, 2016	$128,000	$128,000

Total asset-backed securities (cost $128,000)		$128,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.4%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
1.55/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.55	$4,125,800	$5,900

(1.88)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.88	4,125,800	3,548

Barclays Bank PLC
(1.809)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.809	4,125,800	8,252

1.481/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.481	4,125,800	2,640

Goldman Sachs International
(1.835)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.835	4,125,800	9,448

1.4825/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.4825	4,125,800	4,662

Total purchased swap options outstanding (cost $142,134)			$34,450

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.4%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Sep-16/$101.78	$1,000,000	$6,650

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Sep-16/101.59	1,000,000	5,830

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Sep-16/101.48	1,000,000	5,390

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Sep-16/101.30	1,000,000	4,700

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Aug-16/101.52	1,000,000	3,500

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Aug-16/101.39	1,000,000	3,110

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jul-16/102.03	1,000,000	3,590

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jul-16/101.98	1,000,000	3,400

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/100.84	1,000,000	1

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/100.91	1,000,000	1

Federal National Mortgage Association 30 yr 3.5s TBA commitments (Call)	Jun-16/104.81	1,000,000	590

Total purchased options outstanding (cost $88,281)			$36,762

SHORT-TERM INVESTMENTS (17.3%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.41% L	Shares	1,466,890	$1,466,890

U.S. Treasury Bills 0.25%, July 21, 2016 #		$10,000	9,996

U.S. Treasury Bills 0.20%, July 7, 2016 # §		22,000	21,995

U.S. Treasury Bills 0.25%, June 16, 2016 §		39,000	38,998

U.S. Treasury Bills 0.25%, June 9, 2016 ∆		100,000	99,997

U.S. Treasury Bills 0.21%, June 2, 2016 # §		51,000	51,000

Total short-term investments (cost $1,688,873)			$1,688,876

Mortgage Opportunities Fund 17

TOTAL INVESTMENTS

Total investments (cost $14,935,217)	$14,352,069

Key to holding’s abbreviations

bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2015 through May 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $9,774,340.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $5,416,240 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 5/31/16
	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

U.S. Treasury Note 10 yr (Long)	1	$129,688	Sep-16	$295

U.S. Treasury Bond 30 yr (Long)	6	979,875	Sep-16	2,050

Total				$2,345

WRITTEN SWAP OPTIONS OUTSTANDING at 5/31/16 (premiums $142,134)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
1.715/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.715	$2,062,900	$10,335

(1.715)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.715	2,062,900	13,801

Barclays Bank PLC
(1.645)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.645	2,062,900	7,695

1.645/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.645	2,062,900	17,823

Goldman Sachs International
(1.65875)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.65875	2,062,900	10,541

1.65875/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.65875	2,062,900	18,628

Total			$78,823

18 Mortgage Opportunities Fund

WRITTEN OPTIONS OUTSTANDING at 5/31/16 (premiums $88,281)
	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Sep-16/$101.04	$1,000,000	$3,870

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Sep-16/100.85	1,000,000	3,340

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Sep-16/100.75	1,000,000	3,090

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Sep-16/100.56	1,000,000	2,660

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Sep-16/100.30	1,000,000	2,140

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Sep-16/100.11	1,000,000	1,830

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Sep-16/100.02	1,000,000	1,700

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Sep-16/99.83	1,000,000	1,450

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Aug-16/100.80	1,000,000	1,740

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Aug-16/100.68	1,000,000	1,530

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Aug-16/100.09	1,000,000	830

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Aug-16/99.97	1,000,000	720

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jul-16/101.39	1,000,000	1,620

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jul-16/101.36	1,000,000	1,550

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jul-16/100.73	1,000,000	650

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jul-16/100.73	1,000,000	650

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/99.53	1,000,000	1

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/100.19	1,000,000	1

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/99.50	1,000,000	1

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-16/100.20	1,000,000	1

Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jun-16/104.81	1,000,000	1,880

Total			$31,254

TBA SALE COMMITMENTS OUTSTANDING at 5/31/16 (proceeds receivable $1,021,953)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s, June 1, 2046	$1,000,000	6/13/16	$1,024,219

Total			$1,024,219

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/16
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$417,200	$5,418	3/30/26	1.91%	3 month USD-LIBOR-BBA	$(4,390)

47,300	(1)	3/16/26	3 month USD-LIBOR-BBA	1.79701%	633

910,000	(7)	3/17/21	1.3715%	3 month USD-LIBOR-BBA	(4,081)

3,836,200 E	8,623	6/15/18	1.20%	3 month USD-LIBOR-BBA	(3,691)

38,500 E	271	6/15/26	1.90%	3 month USD-LIBOR-BBA	(464)

1,194,200 E	327	6/15/21	1.45%	3 month USD-LIBOR-BBA	(6,379)

114,700	(2)	3/17/26	1.787%	3 month USD-LIBOR-BBA	(1,424)

47,300	(1)	3/16/26	3 month USD-LIBOR-BBA	1.79882%	641

47,300	(1)	3/16/26	3 month USD-LIBOR-BBA	1.8005%	649

47,300	(1)	3/16/26	3 month USD-LIBOR-BBA	1.80312%	660

47,300	(1)	3/16/26	3 month USD-LIBOR-BBA	1.80242%	657

599,100 E	(4,084)	6/15/46	3 month USD-LIBOR-BBA	2.25%	9,685

7,500	—	4/5/46	2.2375%	3 month USD-LIBOR-BBA	(175)

62,600	1,399	4/5/46	2.27%	3 month USD-LIBOR-BBA	(542)

62,600	(821)	4/5/46	3 month USD-LIBOR-BBA	2.19%	(62)

180,000	(2)	3/21/26	1.7325%	3 month USD-LIBOR-BBA	(1,282)

180,000	(2)	3/21/26	1.73%	3 month USD-LIBOR-BBA	(1,239)

25,000	—	3/30/26	1.73%	3 month USD-LIBOR-BBA	(163)

53,900	(1)	4/14/21	1.152%	3 month USD-LIBOR-BBA	377

283,000	(1)	4/11/18	3 month USD-LIBOR-BBA	0.84%	(772)

399,000	(5)	4/11/26	1.5735%	3 month USD-LIBOR-BBA	3,507

Mortgage Opportunities Fund 19

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/16 cont.
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$113,000	$(1)	4/18/26	1.6575%	3 month USD-LIBOR-BBA	$131

415,100	(3)	4/21/26	3 month USD-LIBOR-BBA	1.595%	(2,982)

962,000	(4)	4/28/18	0.969%	3 month USD-LIBOR-BBA	446

1,965,000	(26)	4/28/26	3 month USD-LIBOR-BBA	1.777%	19,038

425,000	(13)	4/28/46	2.2705%	3 month USD-LIBOR-BBA	(12,796)

139,000	(2)	4/29/26	1.763%	3 month USD-LIBOR-BBA	(1,173)

368,000	(5)	5/3/26	1.738%	3 month USD-LIBOR-BBA	(2,128)

104,000	(1)	5/3/26	1.722%	3 month USD-LIBOR-BBA	(444)

129,000	(2)	5/5/26	3 month USD-LIBOR-BBA	1.6695%	(97)

476,000	(4)	5/9/21	3 month USD-LIBOR-BBA	1.171%	(3,244)

1,202,000	(16)	5/10/26	1.6235%	3 month USD-LIBOR-BBA	6,345

Total	$11,031				$(4,759)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/16
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$403,586	$—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie	$(2,032)
				Mae pools

321,099	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie	(1,616)
				Mae pools

882,797	—	1/12/43	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50% 30 year Fannie	(4,212)
				Mae pools

Credit Suisse International
1,832,455	—	1/12/43	3.50% ( 1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie	8,743
				Mae pools

724,685	—	1/12/41	4.00% ( 1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie	3,648
				Mae pools

190,390	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie	1,108
				Mae pools

Goldman Sachs International
207,764	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie	1,209
				Mae pools

949,657	—	1/12/43	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50% 30 year Fannie	(4,531)
				Mae pools

Total	$—				$2,317

20 Mortgage Opportunities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/16
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC
CMBX NA BBB– Index	—	$(237)	$8,000	5/11/63	(300 bp)	$381

CMBX NA BBB– Index	BBB–/P	62	11,000	1/17/47	300 bp	(1,080)

Credit Suisse International
CMBX NA BB Index	—	(35)	2,000	5/11/63	(500 bp)	229

CMBX NA BB Index	—	(194)	20,000	1/17/47	(500 bp)	3,508

CMBX NA BBB– Index	—	(90)	1,000	5/11/63	(300 bp)	(13)

CMBX NA BBB– Index	BBB–/P	703	7,000	1/17/47	300 bp	(24)

CMBX NA BBB– Index	BBB–/P	1,273	12,000	1/17/47	300 bp	27

CMBX NA BBB– Index	BBB–/P	2,848	27,000	1/17/47	300 bp	45

CMBX NA BBB– Index	BBB–/P	960	28,000	1/17/47	300 bp	(1,946)

CMBX NA BBB– Index	BBB–/P	3,823	40,000	1/17/47	300 bp	(330)

CMBX NA BBB– Index	BBB–/P	13,447	180,000	1/17/47	300 bp	(5,241)

CMBX NA BBB– Index	BBB–/P	22,778	640,000	1/17/47	300 bp	(43,665)

Goldman Sachs International
CMBX NA BBB– Index	BBB–/P	127	15,000	1/17/47	300 bp	(1,430)

CMBX NA BBB– Index	BBB–/P	288	37,000	1/17/47	300 bp	(3,554)

CMBX NA BB Index	—	(207)	20,000	1/17/47	(500 bp)	3,496

CMBX NA BBB– Index	—	(1,061)	12,000	5/11/63	(300 bp)	(134)

CMBX NA BBB– Index	—	(1,024)	12,000	5/11/63	(300 bp)	(97)

CMBX NA BBB– Index	—	(36)	4,000	5/11/63	(300 bp)	273

CMBX NA BBB– Index	BBB–/P	86	2,000	1/17/47	300 bp	(121)

CMBX NA BBB– Index	BBB–/P	42	2,000	1/17/47	300 bp	(165)

CMBX NA BBB– Index	BBB–/P	121	3,000	1/17/47	300 bp	(191)

CMBX NA BBB– Index	BBB–/P	121	3,000	1/17/47	300 bp	(191)

CMBX NA BBB– Index	BBB–/P	121	4,000	1/17/47	300 bp	(294)

CMBX NA BBB– Index	BBB–/P	299	10,000	1/17/47	300 bp	(739)

CMBX NA BBB– Index	BBB–/P	208	27,000	1/17/47	300 bp	(2,595)

CMBX NA BBB– Index	BBB–/P	3,984	30,000	1/17/47	300 bp	869

JPMorgan Securities LLC
CMBX NA BBB– Index	—	(27)	5,000	5/11/63	(300 bp)	359

CMBX NA BBB– Index	—	(120)	5,000	5/11/63	(300 bp)	266

CMBX NA BBB– Index	—	(52)	2,000	5/11/63	(300 bp)	103

CMBX NA BBB– Index	BBB–/P	111	2,000	1/17/47	300 bp	(97)

CMBX NA BBB– Index	BBB–/P	131	5,000	1/17/47	300 bp	(388)

CMBX NA BBB– Index	BBB–/P	264	5,000	1/17/47	300 bp	(255)

CMBX NA BBB– Index	BBB–/P	2,297	19,000	1/17/47	300 bp	324

CMBX NA BBB– Index	BBB–/P	3,966	30,000	1/17/47	300 bp	852

Total		$54,977				$(51,818)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Mortgage Opportunities Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$128,000	$—

Mortgage-backed securities	—	8,219,489	—

Purchased options outstanding	—	36,762	—

Purchased swap options outstanding	—	34,450	—

U.S. government and agency mortgage obligations	—	4,244,492	—

Short-term investments	1,466,890	221,986	—

Totals by level	$1,466,890	$12,885,179	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$2,345	$—	$—

Written options outstanding	—	(31,254)	—

Written swap options outstanding	—	(78,823)	—

TBA sale commitments	—	(1,024,219)	—

Interest rate swap contracts	—	(15,790)	—

Total return swap contracts	—	2,317	—

Credit default contracts	—	(106,795)	—

Totals by level	$2,345	$(1,254,564)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method. At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

22 Mortgage Opportunities Fund

Statement of assets and liabilities 5/31/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $13,468,327)	$12,885,179
Affiliated issuers (identified cost $1,466,890) (Notes 1 and 6)	1,466,890

Interest and other receivables	68,301

Receivable for investments sold	630

Receivable for sales of delayed delivery securities (Note 1)	1,022,953

Receivable from Manager (Note 2)	39,735

Receivable for variation margin (Note 1)	12,079

Unrealized appreciation on OTC swap contracts (Note 1)	25,440

Premium paid on OTC swap contracts (Note 1)	3,083

Prepaid assets	450

Total assets	15,524,740

LIABILITIES

Payable for investments purchased	1,469

Payable for purchases of delayed delivery securities (Note 1)	4,241,617

Payable for custodian fees (Note 2)	15,409

Payable for investor servicing fees (Note 2)	162

Payable for Trustee compensation and expenses (Note 2)	150

Payable for administrative services (Note 2)	36

Payable for variation margin (Note 1)	16,716

Unrealized depreciation on OTC swap contracts (Note 1)	74,941

Premium received on OTC swap contracts (Note 1)	58,060

Written options outstanding, at value (premiums $230,415) (Notes 1 and 3)	110,077

TBA sale commitments, at value (proceeds receivable $1,021,953) (Note 1)	1,024,219

Other accrued expenses	207,544

Total liabilities	5,750,400

Net assets	$9,774,340

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$10,325,000

Accumulated net investment loss (Note 1)	(23,756)

Accumulated net realized loss on investments (Note 1)	(9,913)

Net unrealized depreciation of investments	(516,991)

Total — Representing net assets applicable to capital shares outstanding	$9,774,340

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class I share
($9,774,340 divided by 1,033,714 shares)	$9.46

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 23

Statement of operations Year ended 5/31/16

INVESTMENT INCOME

Interest (including interest income of $3,941 from investments in affiliated issuers) (Note 6)	$300,268

Total investment income	300,268

EXPENSES

Compensation of Manager (Note 2)	54,235

Investor servicing fees (Note 2)	986

Custodian fees (Note 2)	30,586

Trustee compensation and expenses (Note 2)	600

Administrative services (Note 2)	274

Amortization of offering costs (Note 1)	80,640

Auditing and tax fees	108,597

Other	13,175

Fees waived and reimbursed by Manager (Note 2)	(229,889)

Total expenses	59,204

Expense reduction (Note 2)	—

Net expenses	59,204

Net investment income	241,064

Net realized loss on investments (Notes 1 and 3)	(408,873)

Net realized loss on swap contracts (Note 1)	(328,689)

Net realized gain on futures contracts (Note 1)	271,961

Net realized gain on written options (Notes 1 and 3)	424,496

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	(461,580)

Net loss on investments	(502,685)

Net decrease in net assets resulting from operations	$(261,621)

The accompanying notes are an integral part of these financial statements.

24 Mortgage Opportunities Fund

Statement of changes in net assets

		For the period 4/7/15
		(commencement of
INCREASE (DECREASE) IN NET ASSETS	Year ended 5/31/16	operations) to 5/31/15

Operations:
Net investment income	$241,064	$16,829

Net realized gain (loss) on investments	(41,105)	74,543

Net unrealized depreciation of investments	(461,580)	(55,411)

Net increase (decrease) in net assets resulting from operations	(261,621)	35,961

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(325,000)	—

Increase from capital share transactions (Note 4)	325,000	—

Total increase (decrease) in net assets	(261,621)	35,961

NET ASSETS

Beginning of year (Note 5)	10,035,961	10,000,000

End of year (including accumulated net investment loss of $23,756 and undistributed net investment
income of $237,882, respectively)	$9,774,340	$10,035,961

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

			Net realized							Ratio of expenses
	Net asset value,		and unrealized	Total from	From					to average net assets	Ratio of net investment
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	Total return at net asset	Net assets, end of period	excluding interest expense	income (loss) to average
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	Portfolio turnover (%) [e]

Class I
May 31, 2016	$10.04	.24	(.49)	(.25)	(.33)	(0.33)	$9.46	(2.60)	$9,774.60		2.44	1,074
May 31, 2015†	10.00	.02	.02	.04	—	—	10.04	.40*	10,036	.09*	.17*	244*

* Not annualized.

† For the period April 7, 2015 (commencement of operations) to May 31, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of class I reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

May 31, 2016	2.33%

May 31, 2015	1.26

e Portfolio turnover includes TBA roll transactions.

The accompanying notes are an integral part of these financial statements.

26 Mortgage Opportunities Fund	Mortgage Opportunities Fund 27

Notes to financial statements 5/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2015 through May 31, 2016.

Putnam Mortgage Opportunities Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to maximize total return consistent with what Putnam Management believes to be prudent risk. Total return is composed of capital appreciation and income. The fund invests mainly in mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, the fund invests at least 80% of its net assets in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy, but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. This policy may be changed only after 60 days’ notice to shareholders.

Putnam Management expects to invest in lower-rated, higher-yielding mortgage-backed securities, including non-agency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives), and agency mortgage-backed securities. Non-agency (i.e., privately issued) securities typically are lower-rated and higher yielding than securities issued or backed by agencies such as Ginnie Mae, Fannie Mae or Freddie Mac. While Putnam Management emphasis will be on mortgage-backed securities, Putnam Management may also invest to a lesser extent in other types of asset-backed securities. Putnam Management may consider, among other factors, credit risk, interest rate risk, prepayment risk and liquidity risk, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class I shares, which are sold without a front-end sales charge and are not subject to a contingent deferred sales charge. Class I shares are intended for institutional and other investors who meet the $5,000,000 minimum investment and who are not purchasing through an intermediary. Shares of the fund are sold at net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment advisor, administrator, distributor, shareholder servicing agent and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund

28 Mortgage Opportunities Fund

could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based

Mortgage Opportunities Fund 29

upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for hedging market risk, and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

30 Mortgage Opportunities Fund

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $148,851 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $99,990 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$6,041	N/A	$6,041

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $76,041 to its fiscal year ending May 31, 2017 late year ordinary losses ((i) ordinary losses recognized between January 1, 2016 and May 31, 2016, and (ii) specified ordinary and currency losses recognized between November 1, 2015 and May 31, 2016).

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/ or permanent differences from late year loss deferrals and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $177,702 to decrease undistributed net investment income and $177,702 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$137,945
Unrealized depreciation	(721,093)

Net unrealized depreciation	(583,148)
Capital loss carryforward	(6,041)
Late year ordinary loss deferrals	(76,041)
Cost for federal income tax purposes	$14,935,217

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $94,947 have been fully amortized on a straight-line basis over a twelve-month period as of May 31, 2016. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Mortgage Opportunities Fund 31

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates.

0.550%	of the first $500 million of average net assets,

0.500%	of the next $500 million of average net assets and

0.450%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.550% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investment management contract, but including payments under the fund’s investor servicing contract, to an annual rate of 0.05% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $15,780 as a result of this limit.

Putnam Management has also contractually agreed, through September 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $214,109 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $7, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$126,406,462	$128,578,595

U.S. government securities (Long-term)	—	—

Total	$126,406,462	$128,578,595

32 Mortgage Opportunities Fund

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap	Written option	Written option
	contract amounts	option premiums	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$—	$—	$9,000,000	$43,203

Options opened	85,875,300	747,522	105,000,000	545,078
Options exercised	(15,635,700)	(165,083)	—	—
Options expired	(24,178,900)	(103,259)	(8,000,000)	(55,000)
Options closed	(33,683,300)	(337,046)	(85,000,000)	(445,000)

Written options outstanding at the
end of the reporting period	$12,377,400	$142,134	$21,000,000	$88,281

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 5/31/16

Class I	Shares	Amount

Shares sold	—	$—

Shares issued in connection with reinvestment of distributions	33,714	325,000

	33,714	325,000

Shares repurchased	—	—

Net increase	33,714	$325,000

For the reporting period 4/7/15 (commencement of operations) to 5/31/15, the fund did not have any transactions in capital shares.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class I	1,033,714	100.0%	$9,774,340

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on April 6, 2015 and commenced operations on April 7, 2015. Prior to April 7, 2015, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class I	$10,000,000	1,000,000

Note 6: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at the
	beginning of the				end of the reporting
Name of affiliate	reporting period	Purchase cost	Sale proceeds	Investment income	period

Putnam Money Market Liquidity Fund*	$—	$1,167,676	$1,167,676	$296	$—

Putnam Short Term Investment Fund*	2,562,978	4,095,112	5,191,200	3,645	1,466,890

Totals	$2,562,978	$5,262,788	$6,358,876	$3,941	$1,466,890

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Mortgage Opportunities Fund 33

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$7,100,000

Purchased swap option contracts (contract amount)	$17,900,000

Written TBA commitment option contracts (contract amount) (Note 3)	$11,100,000

Written swap option contracts (contract amount) (Note 3)	$12,200,000

Futures contracts (number of contracts)	3

Centrally cleared interest rate swap contracts (notional)	$34,300,000

OTC total return swap contracts (notional)	$8,000,000

OTC credit default contracts (notional)	$1,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted for	Statement of		Statement of
as hedging instruments under	assets and		assets and
ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$11,454	Payables	$118,249

Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	135,935*	Unrealized depreciation	185,928*

Total		$147,389		$304,177

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(4,662)	$(4,662)

Interest rate contracts	19,349	271,961	(324,027)	$(32,717)

Total	$19,349	$271,961	$(328,689)	$(37,379)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(44,574)	$(44,574)

Interest rate contracts	(71,996)	3,277	110,811	$42,092

Total	$(71,996)	$3,277	$66,237	$(2,482)

34 Mortgage Opportunities Fund

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$9,845	$—	$—	$—	$—	$—	$9,845

OTC Total return swap contracts*#	—	—	—	13,499	1,209	—	—	—	14,708

OTC Credit default contracts*#	—	618	—	4,043	5,866	—	927	—	11,454

Futures contracts§	—	—	—	—	—	—	—	2,234	2,234

Purchased swap options**#	9,448	10,892	—	—	14,110	—	—	—	34,450

Purchased options**#	—	—	—	—	—	36,762	—	—	36,762

Total Assets	$9,448	$11,510	$9,845	$17,542	$21,185	$36,762	$927	$2,234	$109,453

Liabilities:

Centrally cleared interest rate swap contracts§	—	—	16,716	—	—	—	—	—	16,716

OTC Total return swap contracts*#	—	7,860	—	—	4,531	—	—	—	12,391

OTC Credit default contracts*#	—	1,142	—	96,966	13,808	—	6,333	—	118,249

Futures contracts§	—	—	—	—	—	—	—	—	—

Written swap options#	24,136	25,518	—	—	29,169	—	—	—	78,823

Written options#	—	—	—	—	—	31,254	—	—	31,254

Total Liabilities	$24,136	$34,520	$16,716	$96,966	$47,508	$31,254	$6,333	$—	$257,433

Total Financial and Derivative Net Assets	$(14,688)	$(23,010)	$(6,871)	$(79,424)	$(26,323)	$5,508	$(5,406)	$2,234	$(147,980)

Total collateral received (pledged)†##	$—	$—	$—	$(79,424)	$—	$—	$—	$—

Net amount	$(14,688)	$(23,010)	$(6,871)	$—	$(26,323)	$5,508	$(5,406)	$2,234

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Mortgage Opportunities Fund 35

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

36 Mortgage Opportunities Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Mortgage Opportunities Fund 37

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer, and	Vice President, Principal Accounting Officer, and Assistant Treasurer
Compliance Liaison	Since 2007
Since 2004	Director of Fund Administration Services, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	Susan G. Malloy (Born 1957)
Since 2002	Vice President and Assistant Treasurer
Chief of Operations, Putnam Investments and Putnam Management	Since 2007
Director of Accounting & Control Services, Putnam Investments and
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam Management, and	Vice President
Putnam Retail Management	Since 2004
Director of Trustee Relations, Putnam Investments and
James F. Clark (Born 1974)	Putnam Management
Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments and	Vice President and BSA Compliance Officer
Putnam Management	Since 2002
Director of Operational Compliance, Putnam Investments and
Michael J. Higgins (Born 1976)	Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial	Vice President, Director of Proxy Voting and Corporate Governance,
Analyst, Old Mutual Asset Management (2007–2008); Senior	Assistant Clerk, and Associate Treasurer
Financial Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

38 Mortgage Opportunities Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey,
The Putnam Fund for Growth and Income	New York, Ohio, and Pennsylvania.

Mortgage Opportunities Fund 39

Absolute Return	Retirement Income Lifestyle Funds — portfolios with managed
Absolute Return 100 Fund®	allocations to stocks, bonds, and money market investments to
Absolute Return 300 Fund®	generate retirement income.
Absolute Return 500 Fund®
Absolute Return 700 Fund®	Retirement Income Fund Lifestyle 1
Retirement Income Fund Lifestyle 2
Global Sector	Retirement Income Fund Lifestyle 3
Global Consumer Fund
Global Energy Fund	RetirementReady® Funds — portfolios with adjusting allocations
Global Financials Fund	to stocks, bonds, and money market instruments, becoming more
Global Health Care Fund	conservative over time.
Global Industrials Fund
Global Natural Resources Fund	RetirementReady® 2060 Fund RetirementReady® 2055 Fund
Global Sector Fund	RetirementReady® 2050 Fund
Global Technology Fund	RetirementReady® 2045 Fund
Global Telecommunications Fund	RetirementReady® 2040 Fund
Global Utilities Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Asset Allocation	RetirementReady® 2025 Fund
George Putnam Balanced Fund	RetirementReady® 2020 Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

40 Mortgage Opportunities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Independent Registered Public		Mark C. Trenchard
Accounting Firm	Steven D. Krichmar	Vice President and
PricewaterhouseCoopers LLP	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Mortgage Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

AN001
301204 7/16

75
YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2016	$95,025	$ —	$13,491	$ —
May 31, 2015	$89,050*	$ —	$10,200	$ —

*	: For the period April 7, 2015 (commencement of operations) to May 31, 2015.

For the fiscal years ended May 31, 2016 and May 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $643,927 and $628,399 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2016	$ —	$630,436	$ —	$ —

May 31, 2015	$ —	$618,199	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2016